UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 7, 2012 (May 3, 2012)

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 3, 2012 the stockholders of Overstock.com, Inc. (the “Company”) approved an amendment and restatement of the Overstock.com, Inc. 2005 Equity Incentive Plan (as so amended and restated, the “Plan”).  The Company’s principal executive officer, principal financial officer, and named executive officers are eligible to participate in the Plan. The description of the terms and conditions of the Plan and the amounts payable to such officers thereunder (which cannot be determined at present) previously disclosed in the Company’s definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 21, 2012 is incorporated by reference herein, and a copy of the Plan is filed herewith as exhibit 10.1.

Item 5.07              Submission of Matters to a Vote of Security Holders.

(a)         The 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 3, 2012.

(b)         The matters submitted to the stockholders of the Company at the Annual Meeting, and the final results of the voting, were as follows:

Proposal No. 1 — Election of Directors

The individuals named below were elected at the Annual Meeting as Class I members of the Board of Directors, to serve for terms of three years ending in 2015, by the following votes:

Name	For	Withheld/Abstain	Broker Non-Votes
Patrick M. Byrne	17,112,755	156,066	3,160,368
Barclay F. Corbus	17,105,151	163,670	3,160,368

Proposal No. 2 — Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012 was ratified by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
20,346,917	67,218	15,054	0

Proposal No. 3 — Vote on the Amendment and Restatement of the Company’s 2005 Equity Incentive Plan

A vote was taken on the approval of an amendment and restatement of the Company’s 2005 Equity Incentive Plan.  The amendment and restatement of the 2005 Equity Incentive Plan was approved by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
16,150,646	1,113,732	4,443	3,160,368

Item 7.01              Regulation FD Disclosure

Attached as exhibit 99.1 to this Form 8-K is a press release issued May 7, 2012 announcing the results of the Annual Meeting.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit
No.	Exhibit

10.1	2005 Equity Incentive Plan (as amended and restated)

99.1	Press Release issued May 7, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Stephen J. Chesnut

Senior Vice President, Finance and Risk Management
Date:	May 7, 2012